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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 1, 2001





                     J.P. MORGAN ACCEPTANCE CORPORATION I
                     ------------------------------------
            (Exact name of registrant as specified in its charter)


  Delaware                              333-77275            13-3475488
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
  of Incorporation)                      File Number)       Identification No.)



60 Wall Street
New York, New York                                           10260
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  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 648-7741
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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         The $669,000,000 Home Equity Line of Credit Asset-Backed Notes,
Series 2001-1, Class A (the "Notes") of Mellon Home Equity Line of Credit Trust 2001-1 (the "Trust") were issued pursuant to an indenture (the "Indenture") attached hereto as Exhibit 4.1 and dated as of March 1, 2001, between the Trust and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"). The Notes represent obligations of the Trust established pursuant to a trust agreement, as amended by the amended and restated trust agreement (the "Amended and Restated Trust Agreement"), attached hereto as Exhibit 99.1 and dated as of March 23, 2001, among J.P. Morgan Acceptance Corporation I., as depositor (the Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Mellon Bank, N.A., in its capacity as Seller, as described below. The assets of the Trust include, without limitation, a pool of revolving home equity line of credit mortgage loans (the "Mortgage Loans") secured by primarily junior liens on residential properties. Mellon Bank, N.A. has sold the Mortgage Loans to the Depositor and will service the Mortgage Loans as servicer (the "Seller" and "Servicer," respectively), and the Depositor has sold the Mortgage Loans to the Trust, pursuant to a sale and servicing agreement (the "Sale and Servicing Agreement"), attached hereto as Exhibit 99.2 and dated as of March 1, 2001, among the Trust, the Depositor, the Indenture Trustee and the Seller and Servicer.

         The Notes and the Mortgage Loans are more particularly described in the Prospectus, dated March 7, 2001, and the Prospectus Supplement, dated March 7, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2).





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Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Indenture, dated as of March 1, 2001, between the Trust and the Indenture Trustee.

         99.1 Amended and Restated Trust Agreement, dated as of March 23, 2001, among the Depositor, the Owner Trustee and the Seller.

         99.2 Sale and Servicing Agreement, dated as of March 1, 2001, among the Trust, the Depositor, the Seller and Servicer and the Indenture Trustee.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J.P. MORGAN ACCEPTANCE CORPORATION I




                                             By: /s/ Anthony Hermann
                                                ------------------------
                                                Name:  Anthony Hermann
                                                Title:  Vice President



Dated:  April 7, 2001


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Exhibit Index
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Exhibit              Description                                     Page
-------              -----------                                     ----

4.1                  Indenture, dated as of March 1, 2001,
                     between the Issuer and the Indenture Trustee.

99.1 Amended and Restated Trust Agreement, dated as of March 23, 2001, among the Depositor, the Owner Trustee and the Seller.

99.2 Sale and Servicing Agreement, dated as of March 1, 2001, among the Trust, the Depositor, the Seller and Servicer and the Indenture Trustee.